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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): MAY 31, 2001



                         Commission file number 1-12793
                                                -------


                                  STARTEK, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           DELAWARE                                                      84-1370538
--------------------------------------------------------------             ------------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)             (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                   100 GARFIELD STREET, DENVER, COLORADO 80206
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                                 (303) 361-6000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)





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ITEM 5.       OTHER EVENTS

         On May 31, 2001, Hank Brown was elected to the Board of Directors of
StarTek, Inc. Mr. Brown is the current President of the University of Northern
Colorado, based in Greeley, Colorado. He was a U.S. Senator from 1990 to 1996 and U.S. Congressman from 1980 to 1990. He also served as a Colorado State
Senator from 1972 to 1976. Currently, Mr. Brown is a Director of Qwest
Communications International, Inc., Sealed Air Corp., and Alaris Medical, Inc.
He was Vice-President of Monfort of Colorado during his twelve years of service there before his election to the US Congress. Mr. Brown is both an attorney and a CPA.

         On June 1, 2001 William E. Meade, Jr. was elected President, Chief
Executive Officer, and Director of StarTek, Inc. Mr. Meade, age 44, succeeds
Michael W. Morgan who has been elected Vice-Chairman of the Board of StarTek, Inc. Mr. Morgan's resignation from the Chief Executive Officer position of
StarTek, Inc. is effective June 1, 2001.

         Prior to accepting the Chief Executive Officer and Director position with StarTek, Inc., Mr. Meade was the President and Chief Executive Officer of
WebMiles, Inc. From 1987 to 1998 he was with the American Express Company. He finished his service there as Senior Vice-President of Business Development and Global Operations for the American Express Travelers Cheque Group. From 1981 to
1987 Mr. Meade was with Citicorp. He finished his service there as Vice-President and Director of Merchant Services for Citicorp's Retail Services
Division.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)  Exhibits

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
                      Exhibit No.                 Description
                      -----------                 -----------
                          99.1          Press Release dated May 31, 2001
                          99.2          Press Release dated June 1, 2001
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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STARTEK, INC.


Date:  June 5, 2001                      By: /s/ Dennis M. Swenson
                                            ------------------------------------
                                         Dennis M. Swenson
                                         Executive Vice President and Chief
                                         Financial Officer (Principal Financial
                                         and Accounting Officer)





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                                 EXHIBIT INDEX


                      Exhibit No.                 Description
                      -----------                 -----------
                          99.1          Press Release dated May 31, 2001
                          99.2          Press Release dated June 1, 2001
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